Fair Value Measurements - Changes in fair value measurements (Details) - Level 3 - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2026	Jan. 31, 2025
Fair value measurements in Level 3 of the fair value inputs
Balance at the beginning	$ 8,674	$ 35,146
Increase from acquisitions	3,597	7,043
Cash payments	(1,731)	(34,210)
Charges through profit or loss	$ 218	$ 707
Fair Value, Liability, Recurring Basis, Unobservable Input Reconciliation, Gain (Loss), Statement of Income or Comprehensive Income [Extensible Enumeration]	Investment and Other Income	Investment and Other Income
Effect of movements in foreign exchange and other	$ 3	$ (12)
Balance at the end	$ 10,761	$ 8,674